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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported):     May 15, 2003
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                       MOUNTAINBANK FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


         NORTH CAROLINA              000-32547                  56-2237240
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(State or other jurisdiction        (Commission               (IRS Employer
    of incorporation)               File Number)            Identification No.)

               201 Wren Drive
       Hendersonville, North Carolina                         28792
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  (Address of principal executive offices)                  (Zip Code)

     Registrant's telephone number, including area code:      (828) 693-7376
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Item 7.  Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is being filed with this Report:

Exhibit No.                         Exhibit Description
-----------        -----------------------------------------------------------
   99.1            Copy of joint press release dated May 15, 2003

Item 9.  Regulation FD Disclosure

     On May 15, 2003, MountainBank Financial Corporation ("MFC") and CNB Holdings, Inc. announced in a joint press release that they were delaying consummation of their proposed merger as a result of the proposed acquisition of MFC by The South Financial Group. A copy of the joint press release is attached as Exhibit 99.1 and is incorporated by reference into this Report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we have duly caused this Report to be signed on our behalf by our undersigned officer thereunto duly authorized.

                                             MOUNTAINBANK FINANCIAL CORPORATION
                                                        (Registrant)


Date:  May 15, 2003                          By:  /s/ Gregory B. Gibson
                                                 -------------------------------
                                                  Gregory B. Gibson
                                                  Chief Financial Officer

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